UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021 (February 18, 2021)

STATE AUTO FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Ohio	000-19289	31-1324304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 East Broad Street	Columbus	Ohio	43215-3976
(Address of principal executive offices)			(Zip Code)
(614) 464-5000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On February 18, 2021, State Auto Financial Corporation (the "Company") issued a press release disclosing the Company’s results of operations for the three-month period and fiscal year ended December 31, 2020 (the “Release"). The full text of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The Release included a non-GAAP financial measure, net income (loss) from operations per diluted share. The Company uses net income (loss) from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income (loss) in that net income (loss) from operations excludes the sometimes volatile investment gains/losses, net of applicable federal income taxes, that can produce inconsistent results.
Net income (loss) from operations differs from GAAP net income (loss) only by the exclusion of net investment gain (loss), net of applicable taxes, on investment activity for the periods being reported. For the three-month periods ended December 31, 2020 and 2019, GAAP net income was $1.85 and $0.73 per diluted share, respectively, while net income from operations was $0.66 and $0.30 per diluted share for the same respective periods. For the three-month periods ended December 31, 2020 and 2019, net investment gain, net of applicable taxes, impacted GAAP net income per diluted share by $1.19 and $0.43, respectively. For the fiscal years ended December 31, 2020 and 2019, GAAP net income was $0.30 and $1.93 per diluted share, respectively, while net (loss) income from operations was $(0.19) and $0.59 per diluted share for the same respective periods. For the fiscal years ended December 31, 2020 and 2019, net investment gain, net of applicable taxes, impacted GAAP net income per diluted share by $0.49 and $1.34, respectively.
Management uses net income (loss) from operations because it believes this calculation better indicates the Company’s operating performance than GAAP net income (loss) in that net income (loss) from operations excludes the sometimes volatile investment gains/losses, net of applicable federal income taxes, that can produce inconsistent results.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 18, 2021, regarding results of operations for the three-month period and fiscal year ended December 31, 2020
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION

Date: February 18, 2021	/s/ Steven E. English
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release issued by State Auto Financial Corporation on February 18, 2021, regarding results of operations for the three-month period and fiscal year ended December 31, 2020.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL